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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 25, 2000


                            U.S.B. HOLDING CO., INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-5027                36-3197969
        --------                       ------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)



100 Dutch Hill Road, Orangeburg, New York                          10962
-----------------------------------------                          -----
(Address of principal executive offices)                         (Zip Code)


                                 (914) 365-4600
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events

         Union State Bank ("USB"), the bank subsidiary of U.S.B. Holding Co., Inc., and La Jolla Bank ("La Jolla") jointly announced that on May 25, 2000, a definitive agreement was signed pursuant to which USB will acquire the Stamford, Connecticut and Manhattan branches of La Jolla. The premium to be paid by USB to La Jolla for the assumption of approximately $100 million of deposits is 6.8% of such deposits as of the closing date, subject to certain restrictions.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                  DESCRIPTION                                   EXHIBIT NO.
                  Press Release of Union State Bank
                  issued May 26, 2000                               99


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U.S.B. HOLDING CO., INC.


                                        By:  /s/ STEVEN T. SABATINI
                                             -------------------------------
                                             Steven T. Sabatini
                                             Senior Executive Vice President
                                             and Chief Financial Officer
Date: June 2, 2000


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                                  EXHIBIT INDEX
                                  -------------

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
EXHIBIT NO.             DESCRIPTION                         SEQUENTIAL PAGE NO.
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
     99              Press Release of Union                         5
                     State Bank issued May 26, 2000
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